FINANCIAL INCOME (EXPENSES), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Financial expenses:
Bank charges and other	$ 443	$ 730	$ 566
Interest on credit facility and amortization of debt issuance fees	0	62	405
Exchange rate expense, net	0	0	742
Total financial expenses	443	792	1,713
Financial income:
Exchange rate income, net	361	4,687	0
Interest income on deposits	41,993	18,659	875
Total financial income	42,354	23,346	875
Financial income (expenses), net	$ 41,911	$ 22,554	$ (838)